EXHIBIT 9

  First Amendment to the Registration Rights Agreement, dated as of May 7, 2001, by and among the Company, the Founders and Investors party thereto and the Limited Partnerships and RKB (incorporated by reference to
       Exhibit 10.23 of the Company's Form 10-Q for the quarter ended
                   March 31, 2001, filed May 15, 2001).